UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 20, 2022 (January 19, 2022)

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FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

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MT	001-34653	81-0331430
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

401 North 31st Street
Billings, MT		59116-0918
(Address of principal executive offices)		(zip code)

(406) 255-5390

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A common stock, no par value	FIBK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 19, 2022, James R. Scott, Jr., a member of the Board of Directors (the “Board”) of First Interstate BancSystem, Inc. (“FIBK”), informed FIBK of his resignation from the Board, effective upon the closing of the previously announced business combination transaction (the “Transaction”) between FIBK and Great Western Bancorp, Inc. (“GWB”) pursuant to the Agreement and Plan of Merger (the “merger agreement”), dated as of September 15, 2021, by and between FIBK and GWB. Mr. Scott’s resignation is not due to any disagreement with FIBK on any matter relating to FIBK’s operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 20, 2022, FIBK filed an Articles of Amendment to the articles of incorporation of FIBK with the Montana Secretary of State, to make certain technical changes, intended to incorporate into FIBK’s articles of incorporation provisions that currently exist in FIBK’s bylaws, relating to the classification of the Board into three classes, with directors in each class serving staggered three-year terms (the “Staggered Board Amendment”). The Staggered Board Amendment was approved by FIBK’s shareholders as disclosed below in Item 5.07.

The foregoing description of the Staggered Board Amendment is qualified in its entirety by reference to the description of the Staggered Board Amendment in the section captioned “First Interstate Proposals—Proposal 3: First Interstate Staggered Board Proposal” in the definitive joint proxy statement/prospectus filed by FIBK with the Securities and Exchange Commission (the “SEC”) on December 16, 2021, which is incorporated herein by reference. The full text of the Staggered Board Amendment is filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 19, 2022, FIBK held a special meeting of shareholders (the “special meeting”) to consider certain proposals related to the Transaction between FIBK and GWB pursuant to the merger agreement.

As of December 13, 2021, the record date for the special meeting, there were 41,686,490 shares of Class A common stock, no par value per share, of FIBK (“Class A common stock”) outstanding, each of which was entitled to one vote for each proposal at the special meeting, and 20,514,347 shares of Class B common stock, no par value per share, of FIBK (“Class B common stock” and together with Class A common stock, “FIBK common stock”) outstanding, each of which was entitled to five votes for each proposal at the special meeting. At the special meeting, a total of 33,238,190 shares of Class A common stock and 16,365,866 shares of Class B common stock, collectively representing approximately 79.76% of the voting power of the issued and outstanding shares of FIBK common stock, were present in person or by proxy, constituting a quorum to conduct business.

At the special meeting, the following proposals were considered:

1.	a proposal to approve the merger agreement (the “FIBK merger proposal”);

2.	a proposal to approve an amendment to FIBK’s articles of incorporation to increase the number of authorized shares of Class A common stock from one hundred million (100,000,000) shares to one hundred fifty million (150,000,000) shares (the “FIBK authorized share count proposal”);

3.	a proposal to approve an amendment to FIBK’s articles of incorporation to make certain technical changes which are intended to incorporate into FIBK’s articles of incorporation provisions that currently exist in FIBK’s bylaws, relating to the classification of the board of directors of FIBK into three classes, with directors in each class serving staggered three-year terms (“FIBK staggered board proposal”); and

4.	a proposal to adjourn or postpone the special meeting, if necessary or appropriate, to solicit additional proxies if, immediately prior to such adjournment or postponement, there are not sufficient votes to approve the FIBK merger proposal, the FIBK authorized share count proposal or the FIBK staggered board proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to holders of FIBK common stock (“FIBK adjournment proposal”).

Each of the proposals considered and voted upon was approved by the requisite vote of FIBK’s shareholders. The final voting results for each such proposal are described below. For more information on each of these proposals, see the definitive joint proxy statement/prospectus filed by FIBK with the SEC on December 16, 2021.

1.	FIBK merger proposal:

For	Against	Abstain	Broker Non-Votes
113,843,359	1,095,903	128,258	0

2.	FIBK authorized share count proposal:

For	Against	Abstain	Broker Non-Votes
113,746,267	1,188,328	132,925	0

3.	FIBK staggered board proposal:

For	Against	Abstain	Broker Non-Votes
92,717,018	21,756,207	594,295	0

Because a quorum was present at the special meeting for the vote on the FIBK merger proposal, the FIBK authorized share count proposal and the FIBK staggered board proposal, and the FIBK merger proposal, the FIBK authorized share count proposal and the FIBK staggered board proposal received the requisite votes needed for approval, a vote on the FIBK adjournment proposal was not called.

Completion of the Transaction is subject to customary closing conditions. Assuming such conditions are satisfied, the Transaction is expected to close on or around February 1, 2022.

Item 8.01	Other Events.

On January 20, 2022, FIBK and GWB issued a joint press release announcing the voting results of the special meeting, along with the voting results of the special meeting of GWB’s stockholders, which joint press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:
Exhibit No.	Description
3.1	Articles of Amendment to Articles of Incorporation
99.1	Joint Press Release of FIBK and GWB dated January 20, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about FIBK’s, GWB’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the Transaction, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in FIBK’s and GWB’s reports filed with the SEC and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement; the outcome of any legal proceedings that may be instituted against FIBK or GWB; the possibility that the Transaction does not close when expected or at all because required approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which FIBK and GWB operate; the ability to promptly and effectively integrate the businesses of FIBK and GWB; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of FIBK’s or GWB’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by FIBK’s issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on FIBK’s or GWB’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause FIBK’s, GWB’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm FIBK’s, GWB’s or the combined company’s results.

All forward-looking statements attributable to FIBK, GWB, or the combined company, or persons acting on FIBK’s or GWB’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and FIBK and GWB do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If FIBK or GWB update one or more forward-looking statements, no inference should be drawn that FIBK or GWB will make additional updates with respect to those or other forward-looking statements. Further information regarding FIBK, GWB and factors which could affect the forward-looking statements contained herein can be found in the registration statement on Form S-4, as amended, as well as FIBK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its Quarterly Reports on Form 10-Q for the three-month periods ended March 31, 2021, June 30, 2021 and September 30, 2021, and its other filings with the SEC, and in GWB’s Annual Report on Form 10-K for the fiscal year ended September 30, 2021, and its other filings with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INTERSTATE BANCSYSTEM, INC.

By:	/s/ Kevin P. Riley
Name:	Kevin P. Riley
Title:	President and Chief Executive Officer

Date: January 20, 2022